                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                           ENEX RESOURCES CORPORATION
                                       TO
                          MIDDLE BAY OIL COMPANY, INC.

                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)



         This form, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates representing shares of Common Stock, par value $0.05 per share (the "Shares"), of Enex Resources Corporation, a Delaware corporation, are not immediately available if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Such form may be delivered by hand or transmitted by facsimile transmission or mail to the Depositary. (See Section 2 of the Offer to Purchase.)

The Depositary for the Offer is:

                           THE BANK OF OKLAHOMA, N.A.

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
         By Mail:            Facsimile Transmission:      By Hand or Overnight Courier:
         --------            -----------------------      -----------------------------

Bank of Oklahoma, N.A.         (405) 936-3964             Bank of Oklahoma, N.A.
Attn:  Cyndi Wilkinson                                    Commerce Center, Suite 110
P.O. Box 24128                Confirm by Telephone:       9520 North May Avenue
Oklahoma City, OK  73124       (405) 936-3902             Oklahoma City, OK  73120
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         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN
AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION
OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


         The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, (a) represents that such tender of Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (b) guarantees delivery to the Depositary at one of its addresses set forth above of certificates representing the Shares tendered hereby in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's accounts at American Stock Transfer, Inc., with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other required documents, within three NASDAQ National Market trading days after the date hereof.

                    ----------------------------------------------
                    (Name of Firm)

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                    (Authorized Signature)

                    ----------------------------------------------
                    (Name)

                    ----------------------------------------------
                    (Address)

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                    (Zip Code)

                    ----------------------------------------------
                    (Area Code and Telephone No.)

Dated:                        , 1998
       -----------------------

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to Middle Bay Oil Company, Inc., an Alabama corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 19, 1998 and the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the 'Offer'), receipt of which is hereby acknowledged, _______________ shares of Common Stock, par value $0.05 per share (the "Shares"), of Enex Resources Corporation, a Delaware corporation, pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase.

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
Signature(s)                                          Address(es)
            -----------------------------

------------------------------------------            ---------------------------------------
                                                      (Zip Code)

Name of Record Holder(s):                             Area Code and Tel. No(s).
                                                                               --------------
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------------------------------------------

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Please complete if Shares will be tendered by book-entry transfer:

American Stock Transfer, Inc. Account No.
                                         -----------------------------

Certificate No(s). (if available):

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